                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                             _______________________

                                   Form 8-K/A
                             _______________________


                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 26, 1996
                                                 -----------------


                              TELEMUNDO GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)




Delaware                                0-16099               13-3348686
- --------                                -------               ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)



2290 West 8th Avenue, Hialeah, Florida                          33010
- --------------------------------------                          -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (305) 884-8200


                               Page 1 of 8 pages
                      The Exhibit Index Appears on Page 2

This form 8-K/A amends the Form 8-K dated February 26, 1996.

The following item has been amended:

Item 7.

     (a)  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Included as part of this Form 8-K/A are audited financial statements of Video 44 for fiscal years ended December 31, 1995 and 1994.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Included as part of this Form 8-K/A are Historical and Pro Forma (unaudited) Condensed Consolidated Statements of Operations of the registrant for the fiscal year ended December 31, 1995 and a Historical and Pro Forma (unaudited) Condensed Consolidated Balance Sheet at December 31, 1995.

     (c)  EXHIBITS

          23.1 Consent of Price Waterhouse LLP.

                               Page 2 of 8 pages
                      The Exhibit Index Appears on Page 2

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TELEMUNDO GROUP, INC.
                                       (Registrant)



Date:  May 7, 1996              By: /s/ Peter J. Housman II
                                       ------------------------
                                        Peter J. Housman II
                                        Chief Financial Officer and Treasurer


                               Page 3 of 8 pages

                                       VIDEO 44
                          (An Unincorporated Joint Venture)

                                 FINANCIAL STATEMENTS

                                 FOR THE YEARS ENDED
                              DECEMBER 31, 1995 AND 1994

                          REPORT OF INDEPENDENT ACCOUNTANTS



To the Joint Venturers
 of Video 44


In our opinion, the accompanying balance sheets and the related statements of income, of joint venturers' equity and of cash flows present fairly, in all material respects, the financial position of Video 44 (an unincorporated joint venture) at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of Video 44's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Chicago, Illinois
February 9, 1996

                                       VIDEO 44
                          (An Unincorporated Joint Venture)

                                 STATEMENTS OF INCOME

                        YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                   1995           1994
                                                   ----           ----
Net revenues                                    $17,622,805    $16,385,054
                                                -----------    -----------

Operating expenses
 Technical and program                            3,811,932      3,271,257
 Selling, general and
  administrative                                  6,022,379      4,595,806
 Management fee - related
  party (Note 7)                                    400,000        400,000
 Depreciation and amortization                    1,982,299      1,852,052
                                                -----------    -----------
                                                 12,216,610     10,119,115
                                                -----------    -----------
Operating income                                  5,406,195      6,265,939
                                                -----------    -----------
Interest income                                      63,149         42,449
Interest expense - related party                   (186,554)      (457,594)
                                                -----------    -----------
                                                   (123,405)      (415,145)
                                                -----------    -----------
Net income                                      $ 5,282,790    $ 5,850,794
                                                -----------    -----------
                                                -----------    -----------


            The accompanying notes are an integral part of this statement.

                                       VIDEO 44
                          (An Unincorporated Joint Venture)

                                    BALANCE SHEETS

                              DECEMBER 31, 1995 AND 1994


           ASSETS                                   1995           1994
           ------                                   ----           ----

CURRENT ASSETS
 Cash and cash equivalents                      $   833,899    $ 1,188,721
 Accounts receivable - trade, net of
  allowance for uncollectible accounts
  of $141,593 and $50,000 in 1995 and
  1994, respectively                              2,947,798      3,145,756
 Other current assets                               142,870        209,302
                                                -----------    -----------
     Total current assets                         3,924,567      4,543,779
                                                -----------    -----------
PROPERTY AND EQUIPMENT
 Land                                             1,090,247      1,090,247
 Building and improvements                        1,683,675      1,661,875
 Equipment, furniture and fixtures,
  and vehicles                                    5,309,060      4,397,302
                                                -----------    -----------
                                                  8,082,982      7,149,424
 Less: Accumulated depreciation                   4,174,956      3,566,261
                                                -----------    -----------
       Net property and equipment                 3,908,026      3,583,163
                                                -----------    -----------
BROADCAST LICENSE (NET)                          12,696,505     13,270,109

NON-COMPETE AGREEMENT (NET)                       1,666,663      2,466,663
                                                -----------    -----------
                                                $22,195,761    $23,863,714
                                                -----------    -----------
                                                -----------    -----------

  LIABILITIES AND JOINT VENTURERS' EQUITY
  ---------------------------------------
CURRENT LIABILITIES
 Note payable - related party -
  current portion                               $      -       $ 2,000,000
 Accounts payable                                   180,646        223,262
 Music license fees                                 428,991        442,712
 Employee compensation                              827,791        779,752
 Other                                              485,878        422,259
                                                -----------    -----------
   Total current liabilities                      1,923,306      3,867,985
NOTE PAYABLE - RELATED PARTY -
 LONG TERM                                             -         1,600,000
OTHER LONG-TERM LIABILITIES                         107,143        223,207
JOINT VENTURERS' EQUITY                          20,165,312     18,172,522
                                                -----------    -----------
                                                $22,195,761    $23,863,714
                                                -----------    -----------
                                                -----------    -----------


            The accompanying notes are an integral part of this statement.

                                       VIDEO 44
                          (An Unincorporated Joint Venture)

                        STATEMENTS OF JOINT VENTURERS' EQUITY

                        YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                                National
                                                                              Subscription
                                                Harriscope      Essaness       Television
                                                of Chicago,     Theatres       of Chicago,
                                                    Inc.       Corporation        Inc.           Total
                                                -----------    -----------     ----------     ----------

Equity at January 1, 1994                        $8,092,918     $3,154,562     $3,613,354    $14,860,834

 Net income for the year
  ended December 31, 1994                         2,925,397      1,491,952      1,433,445      5,850,794

 Capital distributions                           (1,269,554)      (647,472)      (622,080)    (2,539,106)
                                                -----------    -----------    -----------    -----------

Equity at December 31, 1994                       9,748,761      3,999,042      4,424,719     18,172,522

 Net income for the year
  ended December 31, 1995                         2,641,395      1,347,111      1,294,284      5,282,790

 Capital distributions                           (1,645,000)      (838,950)      (806,050)    (3,290,000)
                                                -----------    -----------    -----------    -----------

Equity at December 31, 1995                     $10,745,156     $4,507,203     $4,912,953    $20,165,312
                                                -----------    -----------    -----------    -----------
                                                -----------    -----------    -----------    -----------


            The accompanying notes are an integral part of this statement.

                                       VIDEO 44
                          (An Unincorporated Joint Venture)

                               STATEMENTS OF CASH FLOWS

                        YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                   1995           1994
                                                   ----           ----

CASH FLOWS FROM OPERATING
 ACTIVITIES
 Net income                                     $ 5,282,790    $ 5,850,794
 Adjustments to reconcile net
  income to net cash provided
  by operating activities:
   Depreciation and amortization                  1,982,299      1,852,052
   (Increase) decrease in other
    assets and liabilities:
     Accounts receivable - trade, net               197,958       (114,907)
     Other current assets                            66,432         35,996
     Accounts payable                               (42,616)        59,007
     Accrued liabilities                            (18,127)       244,277
                                                -----------    -----------
       Net cash provided by
        operating activities                      7,468,736      7,927,219
                                                -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
 Capital expenditures                              (933,558)      (176,015)
                                                -----------    -----------
     Net cash used by investing
      activities                                   (933,558)      (176,015)
                                                -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
 Repayments of notes payable -
  related party                                  (3,600,000)    (5,000,000)
 Capital distributions                           (3,290,000)    (3,179,106)
                                                -----------    -----------

     Net cash (used by) provided by
      financing activities                       (6,890,000)    (8,179,106)
                                                -----------    -----------

DECREASE IN CASH AND CASH EQUIVALENTS              (354,822)      (427,902)

CASH AND CASH EQUIVALENTS
 Beginning of year                                1,188,721      1,616,623
                                                -----------    -----------
 End of year                                    $   833,899    $ 1,188,721
                                                -----------    -----------
                                                -----------    -----------


            The accompanying notes are an integral part of this statement.

                                       VIDEO 44
                          (An Unincorporated Joint Venture)

                            NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ORGANIZATION

Video 44, a joint venture (the "Venture" or the "Company"), was formed in 1980 for the purpose of owning and operating facilities to broadcast over WSNS-TV. WSNS-TV is one of two Spanish-language television stations located in Chicago, Illinois. The Joint Venture Agreement provides for the capital, profits, assets and liabilities of Video 44 to be allocated to the joint venturers as follows:

    Harriscope of Chicago, Inc. ("Harriscope")                  50.0%
    Essaness Theatres Corporation ("Essaness")                  25.5%
    National Subscription Television
      of Chicago, Inc. ("NST")                                  24.5%

The Management Board of Video 44 consists of seven members, three of whom are appointed by an affiliate of Oak Industries, Inc., an investor in NST and Harriscope; two of whom are appointed by officers of Harriscope; and two of whom are appointed by officers of Essaness.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of cash balances and short-term investments with original maturities of three months or less. The Venture recorded $63,149 and $42,449 in interest income on short-term investments in 1995 and 1994, respectively. All amounts are recorded at cost, which approximates market.

REVENUE RECOGNITION

Advertising revenues are recognized when commercials are broadcast.

BARTER TRANSACTIONS

The Company barters unsold advertising time for services (primarily media time and promotion of the station at special events). Such transactions are recorded in the financial statements at the estimated fair value of the services received. Barter revenue and barter expense are recognized when the commercials or special events are broadcast by the Venture. The difference between this method and the recognition of barter expense when the bartered service is used by the Venture is not material. Barter revenue and barter expense was $1,612,647 in 1995 and $527,164 in 1994.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Additions and improvements are capitalized, while expenditures for maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The cost and accumulated depreciation of property sold or retired are removed from the accounts, and gains or losses, if any, are reflected in earnings for the period.

BROADCAST LICENSE AND NON-COMPETE AGREEMENTS

Broadcast license costs are being amortized on a straight-line basis over 25 years. The non-compete agreement is being amortized on a straight-line basis over five years, the term of the non-compete agreement. Periodically, the value of these assets are reviewed for impairment. Accumulated amortization at December 31, 1995 for the broadcast license and non-compete agreement was $1,642,108 and $2,333,337, respectively. Accumulated amortization at December 31, 1994 for the broadcast license and non-compete agreement was $1,068,598 and $1,533,337, respectively.

INCOME TAXES

No provision for income taxes is necessary in the financial statements of the Venture because, as a joint venture, it is not subject to income tax, and the tax effect of its activities accrues to the joint venturers.

EMPLOYEE BENEFITS

The Company sponsors two defined contribution employee benefit plans, one covering union employees and the other covering salaried employees. Annual contributions to these plans are based on a fixed rate per hour for union employees and a fixed percentage of wages for salaried employees. Expense relating to these plans amounted to $138,672 and $126,014 in 1995 and 1994, respectively.

NOTE 2 - ALLOWANCE FOR DOUBTFUL ACCOUNTS

The following is an analysis of the activity in the allowance for doubtful accounts during 1995 and 1994

         Balance at December 31, 1993                   $240,085
         Expense                                         326,352
         Write-offs (net of recoveries)                 (516,437)
                                                        --------

         Balance at December 31, 1994                     50,000

         Expense                                         387,804
         Write-offs (net of recoveries)                 (296,211)
                                                        --------

         Balance at December 31, 1995                   $141,593
                                                        --------
                                                        --------


NOTE 3 - DEBT:

On May 27, 1993, the Venture entered into a Term Loan Agreement ("Loan") for $10 million with the Trust. The Loan requires quarterly payments of principal and interest, beginning on September 30, 1993 and June 30, 1993, respectively, with final maturity on May 31, 1996. Interest accrues quarterly on the outstanding principal balance at the Venture's option of LIBOR plus 2.25% (decreasing to 1.5% after September 30, 1995) or the prime rate (as quoted by First National Bank of Chicago) plus .5% (with no premium after September 30, 1995). During 1995, the Venture repaid the remaining Loan principal balance.

Interest paid during the years 1995 and 1994 totaled approximately $186,553 and $423,000, respectively.


NOTE 4 - NETWORK AGREEMENT:

Since January 1989, the Venture has been an affiliate of Telemundo Group, Inc. ("Telemundo"). Pursuant to a Network Affiliation and Representation Agreement, Telemundo provides the Venture with Spanish-language programming for broadcast in the Chicago market and with national sales representation services to market commercial advertising time. Under the terms of the latest agreement effective January 1, 1993 and extended through December 31, 1996, Telemundo guaranteed the Venture a minimum level of Total Affiliate Revenues (as defined).


NOTE 5 - LEASE AGREEMENT:

The Company leases certain operating facilities under a lease which expires in 1999, with the option to extend the lease term through September 30, 2009. The lease generally provides that the Company will pay for utilities, real estate taxes, maintenance and insurance. In addition, the Company leases two vehicles. Minimum annual rental payments under noncancelable operating leases are $198,202 in 1996, $196,592 in 1997, $185,338 in 1998 and $139,004 in 1999.

Rent expense was $202,303 and $203,606 in 1995 and 1994, respectively.


NOTE 6 - RELATED PARTY TRANSACTIONS:

In 1995 and 1994, the Venture paid management fees of $400,000 as follows:

- -   $150,000 to Oak Industries, Inc.

- -   $125,000 to an individual who is an investor in Essaness.

- -   $75,000 allocated evenly to two individuals who are investors in
    Harriscope.

- -   $50,000 to Harriscope Corporation, a corporation owned by an investor in
    Harriscope.


NOTE 7 - PENDING SALE TO TELEMUNDO GROUP, INC.

On November 8, 1995, certain joint venturers of the Venture entered into an agreement to sell for $44.7 million, adjusted for changes in net working capital, their combined 74.5% ownership interest in Video 44 to Telemundo. The sale is expected to be completed in February 1996.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               HISTORICAL                   PRO FORMA ADJUSTMENTS         PRO
                                                               ----------                   ---------------------       FORMA
                                                                                                 (UNAUDITED)           COMPANY
                                                          COMPANY        VIDEO 44       ACQUISITION     REFINANCING  (UNAUDITED)
                                                          -------        --------       -----------     -----------  -----------

Net revenue                                              $169,148        $17,623        $     -       $      -         $186,771
                                                         --------       --------        -----------    -----------   ----------

Costs and expenses:
 Direct operating costs                                    78,609          3,812           (300) (g)         -           82,121
 Selling, general & administrative expenses
  other than network and corporate                         34,270          6,022           (167) (g)         -           40,125
 Network expenses                                          25,848              -              -              -           25,848
 Corporate expenses                                         4,400            400           (280) (g)         -            4,520
 Depreciation and amortization                             11,642          1,982           (100) (h)         -           13,524
                                                         --------       --------        -------       --------       ----------
                                                          154,769         12,216           (847)             -          166,138
                                                         --------       --------        -------       --------       ----------

Operating income                                           14,379          5,407            847              -           20,633
Other expense                                                (104)             -              -              -             (104)
Interest expense - net of interest income                 (14,489)          (123)             -         (5,630) (f)     (20,242)
Net loss from investment in TeleNoticias                   (6,355)             -              -              -           (6,355)
                                                         --------       --------        -------       --------       ----------

Income (loss) before income taxes                          (6,569)         5,284            847         (5,630)          (6,068)
Income tax provision (e)                                   (3,519)             -              -              -           (3,519)
Minority interest                                               -              -         (2,550) (i)         -           (2,550)
                                                         --------       --------        -------       --------       ----------

Income (loss) before extraordinary item                   (10,088)         5,284         (1,703)        (5,630)         (12,137)
Extraordinary loss - extinguishment of debt                     -              -              -        (16,023) (d)     (16,023)
                                                         --------       --------        -------       --------       ----------
Net income (loss)                                        $(10,088)      $  5,284        $(1,703)      $(21,653)        $(28,160)
                                                         --------       --------        -------       --------       ----------
                                                         --------       --------        -------       --------       ----------
Income (loss) before extraordinary item per share                                                                        $(1.21)
                                                                                                                     ----------
                                                                                                                     ----------
Weighted average shares outstanding                                                                                  10,000,035
                                                                                                                     ----------
                                                                                                                     ----------



                               Page 4 of 8 pages
                        The Exhibit Index Appears on Page 2

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)


                                                               HISTORICAL                   PRO FORMA ADJUSTMENT         PRO
                                                               ----------                   --------------------        FORMA
                                                                                                 (UNAUDITED)           COMPANY
                                                          COMPANY        VIDEO 44     ACQUISITION(a)  REFINANCING(c)  (UNAUDITED)
                                                          -------        --------     -----------     -----------    -----------

ASSETS
Current assets, other than accounts receivable            $21,653           $977       $(728) (b)          $780  (c)   $22,682
Accounts receivable, net                                   45,801          2,948      (2,196) (b)             -         46,553
Property & equipment, net                                  60,538          3,908         814  (a)             -         65,260
Other assets                                                6,267              -           -              6,000  (c)    12,267
Broadcast licenses and other intangible assets             90,200         14,363      31,275  (a)             -        135,838
                                                         --------        -------     -------           --------       --------
  Total assets                                           $224,459        $22,196     $29,165             $6,780       $282,600
                                                         --------        -------     -------           --------       --------
                                                         --------        -------     -------           --------       --------

LIABILITIES AND EQUITY
Current liabilities (excluding current portion
 of Capital Lease Obligations)                            $30,409         $1,924     $(1,433) (b)       $     -        $30,900
                                                                                       1,000  (a)        (1,000) (c)         -
Credit Facility                                             5,997              -           -             (4,700) (c)     1,297
Capital Lease Obligations                                   7,312              -           -                  -          7,312
Old Notes                                                 102,035              -           -           (102,035) (c)         -
Senior Notes                                                    -              -      44,700  (c)       130,538  (c)   175,238
Other long-term liabilities                                18,455            107           -                  -         18,562
                                                         --------        -------     -------           --------       --------

  Total liabilities                                       164,208          2,031      44,267             22,803        233,309
                                                         --------        -------     -------           --------       --------

Minority Interest                                               -              -       5,063                  -          5,063

STOCKHOLDERS'EQUITY                                        60,251              -           -            (16,023) (d)    44,228
PARTNERS' EQUITY                                                -         20,165     (20,165) (a)             -              -
                                                         --------        -------     -------           --------       --------
  Total equity                                             60,251         20,165     (20,165)           (16,023)        44,228
                                                         --------        -------     -------           --------       --------
Total liabilities & equity                               $224,459        $22,196     $29,165             $6,780       $282,600
                                                         --------        -------     -------           --------       --------
                                                         --------        -------     -------           --------       --------



                               Page 5 of 8 pages
                      The Exhibit Index Appears on Page 2

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     On February 26, 1996, Telmundo completed the acquisition of a 74.5% interest in a joint venture ("Video 44"), which owns WSNS-TV, Channel 44 in Chicago, which has been the Company's largest affiliated station
     (the "Acquisition"). The purchase price for the Acquisition was approximately $45 million. On February 26, 1996, the Company also completed the sale of $192 million in aggregate principal amount of 10.5% Senior Notes due 2006 (the "New Senior Notes"), the proceeds of which were used primarily for the Acquisition and to repurchase approximately $116.7 million principal amount of its 10.25% Senior Notes ("10.25% Notes"), representing approximately 99.8% of the aggregate outstanding principal amount of the 10.25% Notes, tendered in a repurchase offer which commenced on November 27, 1995 (the "Repurchase").

a) Reflects the acquisition of a 74.5% interest in Video 44 (the "Acquisition") for cash of $44.7 million and $1.0 million of costs and other liabilities associated with the Acquisition. The allocation of the $45.7 million between property and equipment and broadcast licenses and other intangible assets is an estimate. Appraisals will be performed to establish the allocation to be used under the purchase method of accounting for the 74.5% interest being acquired. The remaining minority interest will be carried at the proportionate historical book value after adjusting for certain debt not assumed as part of the Acquisition. The purchase price has been allocated as follows (dollars in thousands):

                                                   74.5%
                                                  HISTORICAL
                                   PURCHASE       BOOK VALUE
                                    PRICE        OF VIDEO 44'S        PRO FORMA
                                  ALLOCATION        ASSETS           ADJUSTMENT
                                  ----------     -------------      ----------

     Property and equipment       $ 3,725           $ (2,911)        $   814
     Broadcast licenses and
      other intangible assets      41,975            (10,700)         31,275
                                  -------           --------         -------
     Total                        $45,700           $(13,611)        $32,089
                                  -------           --------         -------
                                  -------           --------         -------

b) Eliminates the 74.5% of Video 44's working capital accounts which the sellers are retaining.

c) Reflects the transactions. Assumes that all Old Notes are repurchased at 100% of their aggregate principal amount (dollars in thousands):

     Source:
          Gross Proceeds from the Senior Notes . . . . . . . . .   $175,238
                                                                   --------
                                                                   --------
     Uses:
          The Acquisition. . . . . . . . . . . . . . . . . . . .   $ 44,700
          Costs associated with the Acquisition. . . . . . . . .      1,000
                                                                   --------
               Total purchase price. . . . . . . . . . . . . . .     45,700
          Repurchase of Old Notes at 100%. . . . . . . . . . . .    116,889
          Consent Fee at 1% of Old Notes . . . . . . . . . . . .      1,169
          General corporate purposes; repay portion
            of Credit Facility . . . . . . . . . . . . . . . . .      5,480
          Underwriting fees and other debt issuance costs. . . .      6,000
                                                                   --------
                                                                   $175,238
                                                                   --------
                                                                   --------


                               Page 6 of 8 pages
                      The Exhibit Index Appears on Page 2

d) Reflects extraordinary loss on extinguishment of debt (dollars in thousands):

                                                            DECEMBER 31,
                                                                1995
                                                            ------------

     Repurchase of Old Notes at 100% . . . . . . . . . .     $ 116,889
     Consent Fee . . . . . . . . . . . . . . . . . . . .         1,169
                                                             ---------
                                                             $ 118,058
     Net book value of the Old Notes . . . . . . . . . .      (102,035)
                                                             ---------
                                                             $  16,023
                                                             ---------
                                                             ---------

e) No income tax benefits have been included in the pro forma adjustments pursuant to FASB Statement #109 "Accounting for Income Taxes" as their realization cannot be assured.

f) The components of the pro forma interest adjustment are computed as follows (dollars in thousands):

                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                                1995
                                                            ------------

     Senior Notes. . . . . . . . . . . . . . . . . . . .      $ 18,530
     Amortization of debt issue costs. . . . . . . . . .           600
     Credit Facility . . . . . . . . . . . . . . . . . .           727
     Capital Lease Obligations . . . . . . . . . . . . .           605
                                                              --------
       Pro forma interest expense. . . . . . . . . . . .        20,462
       Less: interest income . . . . . . . . . . . . . .          (220)
                                                              --------
     Pro forma interest expense, net . . . . . . . . . .        20,242
     Company historical interest expense - net . . . . .       (14,489)
     Video 44 historical interest expense - net. . . . .          (123)
                                                              --------
     Pro forma adjustment. . . . . . . . . . . . . . . .      $  5,630
                                                              --------
                                                              --------


                               Page 7 of 8 pages
                      The Exhibit Index Appears on Page 2

g) Adjustment to reflect the reduction of management fees and the efficiencies to be realized by operating WSNS as part of the Company's station group, as follows (dollars in thousands):

                                                            DECEMBER 31,
                                                                1995
                                                            ------------

       Direct operating costs (integration
        efficiencies). . . . . . . . . . . . . . . . . .          $300
       Selling, general and administrative expenses
        (integration efficiencies) . . . . . . . . . . .           167
       Corporate expenses (management fees). . . . . . .           280
                                                                  ----
                                                                  $747
                                                                  ----
                                                                  ----

h) The impact of depreciation and amortization from the application of the purchase method of accounting for the Acquisition is summarized as follows (dollars in thousands):

     CLASSIFICATION                                         DECEMBER 31,
     --------------                                             1995
                                                            ------------

     Property and equipment. . . . . . . . . . . . . . .       $ 1,277
     Intangible assets . . . . . . . . . . . . . . . . .           605
                                                               -------
                                                                 1,882
     Historical depreciation and amortization of
      Video 44 . . . . . . . . . . . . . . . . . . . . .        (1,982)
                                                               -------
                                                               $  (100)
                                                               -------
                                                               -------

i) Reflects minority partner interest which is the "minimum annual preferred distribution."


                               Page 8 of 8 pages
                      The Exhibit Index Appears on Page 2

                                                        Exhibit 23.1


                CONSENT OF INDEPENDENT ACCOUNTANTS
                ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-603) of Telemundo Group, Inc. of our report dated February 9, 1996 relating to the financial statements of Video 44 as of December 31, 1995 and 1994 and for each of the two years in the period ended December 31, 1995, which appears in the Current Report on Form 8-K/A of Telemundo Group, Inc. dated May 7, 1996.



PRICE WATERHOUSE LLP

Chicago, Illinois
May 7, 1996